UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 30, 2005


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       001-14480                95-4592204
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


                       14011 VENTURA BOULEVARD, SUITE 501
                         SHERMAN OAKS, CALIFORNIA 91423
                (Address of Principal Executive Offices/Zip Code)


                                 (818) 386-2180
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 8.01         OTHER EVENTS.

         On December 30, 2005, Brilliant Digital Entertainment, Inc. (the "Registrant") effectuated a one-for-ten reverse split of the Registrant's issued and outstanding common stock through the filing with, and acceptance by, the Delaware Secretary of State, of a Certificate of Amendment of Amended and Restated Certificate of Incorporation. The issued and outstanding shares of the Registrant's common stock were converted into the right to receive one share of common stock for each ten shares previously held. The Registrant will not issue fractional shares in connection with the reverse stock split. Holders of common stock prior to the reverse stock split who would otherwise be entitled to a fraction of a share on account of the reverse stock split will receive, in lieu of such fractional share, one whole share of common stock.

         On January 3, 2006, the reverse stock split took effect with the NASDAQ Stock Market and the Registrant's common stock, on a post-reverse stock split basis, began trading on the Over The Counter Bulletin Board under its new trading symbol "BDLN."

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  3(i).1   Certificate  of  Amendment  of Amended  and  Restated
                           Certificate of Incorporation of Brilliant Digital Entertainment, Inc.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BRILLIANT DIGITAL ENTERTAINMENT, INC.



Date:    January 5, 2006                   By:   /s/ Kevin Bermeister
                                                 -------------------------------
                                                     Kevin Bermeister
                                                     Chief Executive Officer


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


                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER            DESCRIPTION
         -------           ------------
         3(i).1            Certificate  of  Amendment  of Amended  and  Restated
                           Certificate  of  Incorporation  of Brilliant  Digital
                           Entertainment, Inc.


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